Exhibit 99.1

Press Release	Source: iMergent, Inc.

iMergent Reaches Settlement with the State of Washington

PHOENIX, AZ, August 10, 2009 (GLOBE NEWSWIRE) -- iMergent, Inc. (AMEX:IIG - News) announced that the Office of the Attorney General of the State of Washington and iMergent consented to a Stipulation and Order of Judgment on August 6, 2009 (the Settlement). The Settlement stems from a two year non-public investigation. It resolves outstanding matters with the State of Washington and does not limit the Company’s continued operations there.

Under the terms of the Settlement, iMergent expressly denied that it sells a business opportunity or that it had committed any wrongdoing. iMergent agreed to make certain disclosures regarding the software it sells. iMergent also agreed to pay $175,000 to the State of Washington, which included refunds to affected purchasers.

Jeff Korn, iMergent Chief Legal Officer, said, "We continue to aggressively work to resolve all legacy complaints which affect iMergent. We believe the substantive improvements we have made to our sales approach has helped resolve this long standing investigation. The disclosures required by the Settlement have already been incorporated into our presentations and solicitations. We are pleased to have resolved this non-public review into our business practices. We continue to stand ready to satisfy any legitimate customer or regulatory concern, and strive to deliver transparency to regulators, shareholders and, most importantly, our customers."

Steven G. Mihaylo, iMergent's Chief Executive Officer, said, "We are pleased that we have been able to find a resolution to the review of long standing issues in the State of Washington. The changes we have made and are continuing to make have resulted in substantive improvements to our products and the experience of our customers. We continue to improve our StoresOnline product. Our primary focus is, and will always be, to improve shareholder value."

About iMergent

iMergent provides e-commerce solutions to entrepreneurs and businesses enabling them to sell and market their products or services over the Internet. The company sells its proprietary software and services to entrepreneurs and businesses, which allows them to sell and market their products and services, accept online orders, analyze marketing performance and manage pricing and customers over the Internet. In addition to software and services, iMergent offers e-commerce enabled web site development and implementation, web site hosting, search engine optimization (SEO) and training. iMergent, StoresOnline and Crexendo Business Solutions are trademarks of iMergent, Inc.

Safe Harbor Statement

This press release contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. The words, "believe," "expect," "anticipate," "estimate," "will" and other similar statements of expectation identify forward-looking statements. Specific forward-looking statements in this press release include information about iMergent, (1) aggressively working to resolve all legacy legal complaints, (2) making substantive improvements and that those improvements helped resolve this investigation, (3) disclosures required by the Settlement being incorporated in presentations and solicitations, (4) standing ready to satisfy any legitimate customer or regulatory concern, and striving to deliver transparency to regulators, shareholders, and customers, (5) making changes which have resulted in substantive improvements to products and customer experience and (6) having a primary focus of improving shareholder value. You are cautioned not to place undue reliance on our forward-looking statements. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the release of this press release, or to reflect the occurrence of unanticipated events.

For a more detailed discussion of risk factors that may affect iMergent's operations and results, please refer its Form 10-K for the year ended June 30, 2008, and Forms 10-Q for the quarters ended September 30, 2008, December 31, 2008, and March 31, 2009. These forward-looking statements speak only as of the date on which such statements are made, and iMergent undertakes no obligation to update such forward-looking statements, except as required by law.